Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report On Form 10-QSB/A of Global Wataire, Inc. for the quarter ending , I, Edmund J. Gorman, Chief Financial Officer of Global Wataire, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1. Such Quarterly Report on Form 10-QSB for the quarter ending , fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such Quarterly Report on Form 10-QSB for the quarter ending , fairly presents, in all material respects, the financial condition and results of operations of Global Wataire, Inc.

Dated:  1 July  2008

/s/  Edmund J. Gorman
Edmund J. Gorman,
Chief Financial Officer of
Global Wataire, Inc.